Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 26, 2020, is entered into among DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DIGITAL MEDIA SOLUTIONS, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company party hereto as borrowers (together with the Company, the “Borrowers”); each of the Guarantors party hereto; each of the Lenders under the Credit Agreement (as hereinafter defined), the other financial institutions party hereto; and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

BACKGROUND

WHEREAS, the Borrowers, Holdings, the Administrative Agent, and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 3, 2018 (as amended by the Incremental Amendment to Credit Agreement, dated as of July 1, 2019, as further amended by the Second Incremental Amendment to Credit Agreement, dated as of November 1, 2019, as further amended by Amendment No. 3 to Credit Agreement, dated as of January 7, 2020, the “Existing Credit Agreement”) (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers and Holdings have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.    Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.    Amendments to the Credit Agreement. As of the Amendment No. 4 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order therein:

“LEO Transaction” means the transactions contemplated under the Business Combination Agreement, dated as of April 23, 2020 (as amended by Amendment No. 1 to Business Combination Agreement, dated as of July 2, 2020) and consummated on July 15, 2020, by and among LEO Holdings Corp., Digital Media Solutions Holdings, LLC, CEP V DMS US Blocker Company, Prism Data, LLC, CEP V-A DMS AIV Limited Partnership, Clairvest Equity Partners V Limited Partnership, CEP V Co-Investment Limited Partnership, Clairvest GP ManageCo Inc., and LEO Investors Limited Partnership.

2.2    Section 1.1 of the Credit Agreement is hereby amended by adding the following new clause (b)(xviii) to the definition of “EBITDA” in appropriate numerical order:

“(xviii) without duplication of any other amounts added back pursuant to this definition or otherwise under this Agreement and solely to the extent reducing Consolidated Net Income of Holdings and its Subsidiaries for such period, costs and expenses relating to the LEO Transaction (i) on or prior to the closing of the LEO Transaction for the items and in the amounts set forth under the column “Expenses Paid” in the table in Annex D and not to exceed the aggregate amount of $9,004,667 and (ii) following the closing of the LEO Transaction for the items and in the amounts set forth under the column “Additional Exp (paid post close)” in the table in Annex D and not to exceed in the aggregate the amount of $1,003,454:

2.3    Section 1.1 of the Credit Agreement is hereby amended by adding the following before “.” in the definition of “Excluded Deposit Accounts”:

“; and (iii) the account of SmarterChaos.com LLC at First Bank provided that such account only contains proceeds of the payment protection plan loan provided to SmarterChaos.com LLC and the aggregate amount of cash held in such account does not exceed $750.”

2.4    The definition of “Total Debt to EBITDA Ratio” in Section 1.1 is hereby amended by replacing “$2,000,000” wherever it appears therein with “$5,000,000”.

2.5    Annex D hereto is hereby added to the Credit Agreement as Annex D thereto.

Section 3.    Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Amendment No. 4 Effective Date:

3.1    Continuation of Representations and Warranties. After giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Amendment No. 4 Effective Date;

3.2    No Existing Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

3.3    Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment, each Borrower is duly authorized to borrow monies under the Agreement and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the organizational documents or governing documents of any Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement);

3.4    Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and

3.5    Beneficial Ownership. As of the Amendment No. 4 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “Amendment No. 4 Effective Date”):

4.1    Execution and Delivery. Administrative Agent has received this Amendment duly executed by each Loan Party, Administrative Agent and each Lender.

4.2    Payment of Fees and Attorney Costs. Borrowers shall have paid to Administrative Agent all reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment).

Section 5.    Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.

Section 6.    Miscellaneous.

6.1    Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.

6.2    Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

6.3    References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

6.4    Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

6.5    Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

6.6    FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

6.7    WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

6.8    Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

6.9    Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

6.10    Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including ..pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[signature page follows]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, as Holdings

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Chief Executive Officer

DIGITAL MEDIA SOLUTIONS, LLC, as a Borrower

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Chief Executive Officer

FORTE MEDIA SOLUTIONS, LLC,
PURE FLOW MARKETING, LLC,
SCHOOLADVISOR, LLC,
BEST RATE HOLDINGS, LLC,
PROTECT.COM LLC
SPARKROOM HOLDINGS, LLC
CAR LOAN PAL HOLDINGS, LLC,
W4 HOLDING COMPANY
DMS ENGAGE, LLC,
SMARTERCHAOS.COM, LLC,
DEALTAKER, LLC,
SMARTDOG MARKETING LLC,
SHE IS MEDIA, LLC, each as a Guarantor

By: DIGITAL MEDIA SOLUTIONS, LLC, its sole member

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Chief Executive Officer

Signature Pages to Amendment No. 4

to Credit Agreement

DMS UE ACQUISITION HOLDINGS INC., as a Guarantor

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Chief Executive Officer

UE AUTHORITY, CO., as a Guarantor

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Chief Executive Officer

Signature Pages to Amendment No. 4

to Credit Agreement

ADMINISTRATIVE AGENT:

MONROE CAPITAL MANAGEMENT
ADVISORS, LLC

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 4

to Credit Agreement

LENDERS:

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its general partner
By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager
By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 4

to Credit Agreement

MONROE CAPITAL MML CLO 2016-1, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as its Asset Manager and Attorney-in-Fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

MONROE CAPITAL MML CLO VII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as its Asset Manager and Attorney-in-Fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

MONROE (NP) U.S. PRIVATE DEBT FUND LP, in its capacity as a Lender

By: Monroe (NP) U.S. Private Debt Fund GP Ltd., its general partner

By:	/s/ Hunter Week
Name:	Hunter Week
Title:	Assistant Vice President

Signature Pages to Amendment No. 4

to Credit Agreement

MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

MONROE CAPITAL MML CLO IX, LTD., in its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

MONROE CAPITAL MML CLO X, LTD., in its capacity as a Lender

By: MONROE CAPITAL CLO MANAGER LLC, as Servicer and Attorney-in-Fact

By:	/s/ Seth Friedman
Name:	Seth Friedman
Title:	Director

Signature Pages to Amendment No. 4

to Credit Agreement

ANTARES ASSETCO LP, in its capacity as a Lender
By: ANTARES ASSETCO GP LLC, its general partner

By:	/s/ Bradley Mashinter
Name:	Bradley Mashinter
Title:	Duly Authorized Signatory

ANTARES HOLDINGS LP, in its capacity as a Lender
By: ANTARES HOLDINGS GP INC., its general partner

By:	/s/ Bradley Mashinter
Name:	Bradley Mashinter
Title:	Duly Authorized Signatory

ANTARES CLO 2017-1, LTD., in its capacity as a Lender
By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

ANTARES CLO 2019-2, LTD., in its capacity as a Lender
By: ANTARES CAPITAL ADVISERS LLC, as collateral manager

By:	/s/ Kathleen Wright
Name:	Kathleen Wright
Title:	Duly Authorized Signatory

Signature Pages to Amendment No. 4

to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, in its capacity as a Lender

By:	/s/ Marisa Lake
Name:	Marisa Lake
Title:	Assistant Vice President

REGIONS BANK, in its capacity as a Lender

By:	/s/ Bruce Rudolph
Name:	Bruce Rudolph
Title:	Director

Signature Pages to Amendment No. 4

to Credit Agreement

BancAlliance Inc., in its capacity as a Lender

By Alliance Partners LLC, its attorney-in-fact

By:	/s/ John Gray
Name:	John Gray
Title:	EVP

Signature Pages to Amendment No. 4

to Credit Agreement